Risk management policies	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Risk management policies

25. Risk management policies

Foreign currency risk
The Group’s results in pounds sterling are subject to fluctuation as a result of exchange rate movements. The Group does not hedge this translation exposure to its earnings but does partially hedge the currency element of its net assets using foreign currency borrowings, cross-currency swaps and forward foreign exchange contracts.

The Group effects these currency net asset hedges by borrowing in the same currencies as the operating (or “functional”) currencies of its main operating units. The majority of the Group’s debt is therefore denominated in US dollars, pounds sterling and euros. The Group’s borrowings at 31 December 2020 were primarily made up of $2,167 million, £1,094 million and
€
2,600 million (2019: $1,563 million, £844 million and
€
2,600 million). The Group’s average gross debt during the course of 2020 was $2,311 million, £999 million and
€
2,409 million (2019: $2,509 million, £947 million and
€
3,128 million).

The Group’s operations conduct the majority of their activities in their own local currency and consequently the Group has no significant transactional foreign exchange exposures arising from its operations. Any significant cross-border trading exposures are hedged by the use of forward foreign-exchange contracts. No speculative foreign exchange trading is undertaken.

Interest rate risk
The Group is exposed to interest rate risk on both interest-bearing assets and interest-bearing liabilities. The Group has a policy of actively managing its interest rate risk exposure while recognising that fixing rates on all its debt eliminates the possibility of benefiting from rate reductions and similarly, having all its debt at floating rates unduly exposes the Group to increases in rates.

Including the effect of interest rate and cross-currency swaps, 100% of the year-end
US dollar debt is at fixed rates averaging 4.06% for an average period of 70 months; 100% of the sterling debt is at a fixed rate of 3.21% for an average period of 167 months; 90.4% of the euro debt is at fixed rates averaging 2.20% for an average period of 79 months and 9.6% of the euro debt is at floating rates averaging 0.04% for an average of 15 months.

Going concern and liquidity risk
In considering going concern and liquidity risk, the Directors have reviewed the Group’s future cash requirements and earnings projections. The Directors believe these forecasts have been prepared on a prudent basis and have also considered the impact of a range of potential changes to trading performance. The Company’s forecasts and projections, taking account of (i) reasonably possible declines in revenue less pass-through costs; (ii) remote declines in revenue less pass-through costs for stress-testing purposes as a consequence of the
Covid-19
pandemic compared to 2020; and considering the Group’s bank covenant and liquidity headroom and cost mitigation actions which are and which could be implemented, show that the Company and the Group would be able to operate with appropriate liquidity and within its banking covenants and be able to meet its liabilities as they fall due. The Company modelled a range of revenue less pass-through costs up to a decline of 30% compared with the year ended 31 December 2020 and a number of mitigating cost actions that are available to the Company. The Directors have concluded that the Group will be able to operate within its current facilities and comply with its banking covenants for the foreseeable future and therefore believe it is appropriate to prepare the financial statements of the Group on a going concern basis and that there are no material uncertainties which gives rise to a significant going concern risk.

At 31 December 2020, the Group has access to £7.1 billion of committed facilities with maturity dates spread over the years 2021 to 2046 as illustrated below:

		2021 £m	2022 £m	2023 £m	2024 £m	2025+ £m
£ bonds £400m (2.875% 2046)	400.0					400.0
US bond $220m (5.625% 2043)	160.8					160.8
US bond $93m (5.125% 2042)	67.9					67.9
£ bonds £250m (3.75% 2032)	250.0					250.0
Eurobonds € 600m (1.625% 2030)	537.3					537.3
Eurobonds € 750m (2.375% 2027)	671.7					671.7
Eurobonds € 750m (2.25% 2026)	671.7					671.7
Eurobonds € 500m (1.375% 2025)	447.8					447.8
Bank revolver ($2,500m 2025)	1,828.8					1,828.8
US bond $750m (3.75% 2024)	548.6				548.6
Eurobonds € 750m (3.0% 2023)	671.7			671.7
US bond $500m (3.625% 2022)	365.8		365.8
Eurobonds € 250m (3m EURIBOR + 0.45% 2022)	223.9		223.9
Bank revolver (A$150m 2021, A$270m 2023)	236.7	84.5		152.2
Total committed facilities available	7,082.7	84.5	589.7	823.9	548.6	5,036.0
Drawn down facilities at 31 December 2020	5,059.5	42.3	589.7	671.7	548.6	3,207.2
Undrawn committed credit facilities	2,023.2

Given the strong cash generation of the business, its debt maturity profile and available facilities, the Directors believe the Group has sufficient liquidity to match its requirements for the foreseeable future.

Treasury activities
Treasury activity is managed centrally from London, New York and Hong Kong, and is principally concerned with the monitoring of working capital, managing external and internal funding requirements and the monitoring and management of financial market risks, in particular interest rate and foreign exchange exposures.

The treasury operation is not a profit centre and its activities are carried out in accordance with policies approved by the Board of Directors and subject to regular review and audit.

The Group manages liquidity risk by ensuring continuity and flexibility of funding even in difficult market conditions. Undrawn committed borrowing facilities are maintained in excess of peak net-borrowing
levels and debt maturities are closely monitored. Targets for debt less cash position are set on an annual basis and, to assist in meeting this, working capital targets are set for all the Group’s major operations.

Capital risk management
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximising the return to stakeholders through the optimisation of the debt and equity balance. The capital structure of the Group consists of debt, which includes the borrowings disclosed in note 10, cash and cash equivalents and equity attributable to equity holders of the parent, comprising issued capital, reserves and retained earnings as disclosed in the consolidated statement of changes in equity and in notes 27 and 28.

Credit risk
The Group’s principal financial assets are cash and short-term deposits, trade and other receivables and investments, the carrying values of which represent the Group’s maximum exposure to credit risk in relation to financial assets, as shown in note 26.

The Group’s credit risk is primarily attributable to its trade receivables. The majority of the Group’s trade receivables are due from large national or multinational companies where the risk of default is considered low. The amounts presented in the consolidated balance sheet are net of allowances for doubtful receivables, estimated by the Group’s management based on expected losses, prior experience and their assessment of the current economic environment. A relatively small number of clients make up a significant percentage of the Group’s debtors, but no single client represents more than 7% of total trade receivables as at 31 December 2020.

The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies or banks that have been financed by their government.

A relatively small number of clients contribute a significant percentage of the Group’s consolidated revenues. The Group’s clients generally are able to reduce advertising and marketing spending or cancel projects at any time for any reason. There can be no assurance that any of the Group’s clients will continue to utilise the Group’s services to the same extent, or at all, in the future. Clients can reduce their marketing spend, terminate contracts, or cancel projects on short notice. The loss of one or more of our largest clients, if not replaced by new accounts or an increase in business from existing clients, would adversely affect our financial condition.

Sensitivity analysis
The following sensitivity analysis addresses the effect of currency and interest rate risks on the Group’s financial instruments. The analysis assumes that all hedges are highly effective.

Currency risk
A 10%
weakening of sterling
against the Group’s major currencies would result in the following losses, which would arise on the retranslation of foreign currency denominated borrowings and derivatives. These losses would be partially offset in equity by a corresponding gain arising on the retranslation of the Group’s foreign currency net assets
. A
 10%
strengthening of sterling would have an equal and opposite effect.

	2020 £m	2019 1 £m
US dollar	159.1	240.5
Euro	167.2	153.0
Note
1
Figures have been restated as described in the accounting policies.

Interest rate risk
A one percentage point increase in market interest rates for all currencies in which the Group had cash and borrowings at 31 December 2020 would increase profit before tax by approximately £40.9 million (2019: £22.6 million). A one percentage decrease in market interest rates would have an equal and opposite effect. This has been calculated by applying the interest rate change to the Group’s variable rate cash and borrowings.